SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934

                                February 9, 1999
                        (Date of Earliest Event Reported)

 AIRPLANES LIMITED                                    AIRPLANES U.S. TRUST

  (Exact Name of Registrants as Specified in Memorandum of Association or Trust
                                   Agreement)

 Jersey, Channel Islands                              Delaware
         (State or Other Jurisdiction of Incorporation or Organization)

 33-99970-01                                          13-3521640
 (Commission File                                     (IRS Employer
 Number)                                              Identification No.)

 Airplanes Limited                                    Airplanes U.S. Trust
 22 Grenville Street                                  1100 North Market Street
 St. Helier                                           Rodney Square North
 Jersey, JE4 8PX                                      Wilmington, Delaware
 Channel Islands                                      19890-0001
 (011 44 1534 609 000)                                (1-302-651-1000)

           (Addresses and Telephone Numbers, Including Area Codes, of
                    Registrants' Principal Executive Offices)

Item 5.           Other Events

                  Press release dated February 9, 1999